UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 14, 2016

K2M GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36443	27-2977810
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
600 Hope Parkway, S.E.
Leesburg, Virginia 20175
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 777-3155

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 14, 2016, the shareholders of K2M Group Holdings, Inc. (the “Company”) approved the K2M Group Holdings, Inc. 2016 Omnibus Incentive Plan (the “2016 Omnibus Plan”). The 2016 Omnibus Plan authorizes the Compensation Committee of the Board of Directors of the Company to grant to employees, non-employee directors and consultants of the Company equity based incentive awards as described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) April 28, 2016 (the “Proxy Statement”) under the caption “Item 2 - Approval of K2M Group Holdings, Inc. 2016 Omnibus Incentive Plan.”
A description of the material features of the 2016 Omnibus Plan is set forth on pages 17 through 23 of the Proxy Statement in the section entitled “Proposal 2-Approval of K2M Group Holdings, Inc. 2016 Omnibus Incentive Plan,” which pages are incorporated herein by reference as Exhibit 99.1. The above description is qualified in its entirety by reference to the 2016 Omnibus Incentive Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders of the Company was held on June 14, 2016. The final voting results on each of the matters submitted to a vote of the Company’s shareholders at the Annual Meeting are set forth below:
(1) A proposal to elect three Class II directors to the Company’s Board of Directors for terms ending in 2019. The shareholders elected each of the nominees to the Board of Directors with the following votes:

Director	Votes For	Votes Against	Withheld	Broker Non-Votes
Brett Brodnax	27,436,841	—	7,132,477	—
Dr. John Kostuik	27,674,537	—	6,894,781	—
Sean Traynor	26,839,832	—	7,729,486	—
(2) A proposal to approve the K2M Group Holdings, Inc. 2016 Omnibus Incentive Plan. The proposal was approved and received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,882,525	3,684,292	2,501	—
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
10.1 K2M Group Holdings, Inc. 2016 Omnibus Incentive Plan (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-8 filed with the Commission on June 14, 2016 (File No. 001-36443)).
99.1 The section entitled “Proposal 2-Approval of K2M Group Holdings, Inc. 2016 Omnibus Incentive Plan,” of the Company’s definitive Proxy Statement filed with the SEC on April 28, 2016 is incorporated herein by reference from the Company’s definitive Proxy Statement filed on April 28, 2016.
Safe Harbor Disclosure
Certain statements made in this Form 8-K may constitute "forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are based on management's expectations, estimates, projections, and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the sections entitled “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the year-ended December 31, 2015, accessible on the SEC's website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

K2M Group Holdings, Inc.
Date:	June 16, 2016	By:	/s/ GREGORY S. COLE
			Name:	Gregory S. Cole
			Title:	Chief Financial Officer

Exhibit Index
10.1 K2M Group Holdings, Inc. 2016 Omnibus Incentive Plan (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-8 filed with the Commission on June 14, 2016 (File No. 001-36443)).
99.1 The section entitled “Proposal 2-Approval of K2M Group Holdings, Inc. 2016 Omnibus Incentive Plan,” of the Company’s definitive Proxy Statement filed with the SEC on April 28, 2016 is incorporated herein by reference from the Company’s definitive Proxy Statement filed on April 28, 2016.

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